SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April  23, 1996

                         BALCOR REALTY INVESTORS - 84
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                           Exact Name of Registrant

Illinois                                     0-13349
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State or other jurisdiction                  Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                        36-3215399
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Address of principal                         I.R.S. Employer
executive offices                            Identification
                                             Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Briarwood Place Apartments

In 1983, the Partnership acquired the Briarwood Place Apartments, Chandler, Arizona, utilizing approximately $4,542,885 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $6,566,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $10,200,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the existing first mortgage loan collateralized by the property at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the loan, which is expected to have a then outstanding balance of approximately $5,974,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after the closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the Property of $102,000. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including the Partnership's legal fees.

If the loan is to be repaid at closing, the closing will occur on the earliest day the holder of the loan will permit the loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Canyon Sands Apartments, Ridgetree I Apartments and Sunnyoak Village Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Canyon Sands Apartments

In 1982, the Partnership acquired the Canyon Sands Apartments, Phoenix, Arizona, utilizing approximately $6,188,745 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $9,880,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $14,650,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the existing first mortgage loan collateralized by the property at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the loan, which is expected to have a then outstanding balance of approximately $8,989,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after the closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the Property of $109,875. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including the Partnership's legal fees.

If the loan is to be repaid at closing, the closing will occur on the earliest day the holder of the loan will permit the loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Briarwood Place Apartments, Ridgetree I Apartments and Sunnyoak Village Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

c)  Ridgetree Apartments - Phase I

In 1983, the Partnership acquired the Ridgetree Apartments - Phase I, Dallas, Texas, utilizing approximately $6,607,635 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $11,810,000. In 1993, the mortgage loan was repaid at a discount and refinanced with a new first mortgage loan in the amount of $9,467,780 and a second mortgage loan of $193,220 (together, the "Loans").

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $11,100,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the Loans at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loans, which are expected to have a then aggregate outstanding balance of approximately $9,484,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loans. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by
the Partnership and not be available   until 120 days after the closing.
Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the Property of $111,000. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including the Partnership's legal fees.

If the Loans are to be repaid at closing, the closing will occur on the earliest day the holder of the Loans will permit the Loans to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loans, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Briarwood Place Apartments, Canyon Sands Apartments and Sunnyoak Village Apartments, described elsewhere in this Report. One of the 19 properties, Ridgetree II Apartments, Dallas, Texas, which is owned by an affiliate of the General Partner, is located adjacent to the property. If a default occurs under the agreement of sale for the property or the adjacent property, such action will be considered a default under the other agreement. In the event the Purchaser terminates either agreement, the other agreement will also be deemed to be terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the sale of the adjacent property. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

d) Sunnyoak Village Apartments

In 1983, the Partnership acquired the Sunnyoak Village Apartments, Overland Park, Kansas, utilizing approximately $9,830,985 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $15,300,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $22,200,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the existing first mortgage loan collateralized by the property at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the loan, which is expected to have a then outstanding balance of approximately $13,622,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after the closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the Property of $166,500. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including the Partnership's legal fees.

If the loan is to be repaid at closing, the closing will occur on the earliest day the holder of the loan will permit the loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the loan, the closing will be extended to a date no later than July 19, 1996.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser, including Briarwood Place Apartments, Canyon Sands Apartments and Ridgetree I Apartments, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2)      (a) Agreement of Sale and attachments thereto relating to
                         the sale of the Briarwood Place Apartments, Chandler, Arizona.

                   (b) Agreement of Sale and attachments thereto relating to
                         the sale of the Canyon Sands Apartments, Phoenix, Arizona.

                   (c) Agreement of Sale and attachments thereto relating to
                         the sale of the Ridgetree Apartments, Phase I, Dallas, Texas.

                   (d) Agreement of Sale and attachments thereto relating to
                         the sale of the Sunnyoak Village Apartments, Overland Park, Kansas.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR REALTY INVESTORS 84

                         By:  Balcor Partners-XV, an Illinois
                                general partnership, its general
                                 partner

                         By:  RGF-Balcor Associates-II, an
                                Illinois general partnership, a partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary

Dated:  May 8, 1996
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